UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  April 6, 2005 (March 31, 2005)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

            On March 31, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Sequa Corporation (the “Company”) approved amendments to two cash compensation plans of the Company in which executive officers are eligible to participate:  the Management Incentive Bonus Program for Corporate Executive Officers (“MIBP I”), and the Management Incentive Bonus Program for Corporate Non-Executive Officers and Corporate Staff (“MIBP II”, together with the MIBP I, the “MIBPs”).  The Compensation Committee also approved a new cash compensation plan, the Sequa Corporation Long-Term Incentive Plan (the “LTIP”) and approved targets for the first performance period of the LTIP covering the period from January 1, 2005 through December 31, 2007.

            On March 31, 2005 the Board of Directors of the Company approved the adoption of an amendment to the Second Amendment to the Sequa Corporation Supplemental Executive Retirement Plan III (“SERP III”) to permit recognition of imputed service of a former executive officer and to permit him to make an early retirement benefit election.

The Management Incentive Bonus Programs

MIBP I is being submitted to the stockholders for approval in accordance with the regulations promulgated by the Internal Revenue Service under Section 162(m) of the Internal Revenue Code which require that stockholders re-approve certain compensation arrangements every five years and approve any material amendments to such arrangements in order for the Company to be able to continue to deduct certain compensation paid to executive officers.  MIBP I is being amended and revised to reflect certain changes in the senior corporate staff since the last time MIBP I was presented to stockholders in 2000; to revise the terms of the bonus payments to be made to the current Chief Executive Officer; and to make the performance goals more restrictive than they were in the past.

MIBP I provides for a bonus to be paid to certain corporate executive officers based solely on the Company’s achieving or surpassing certain targets related to budgeted earnings per share from continuing operations (“Budgeted EPS”).  MIBP II provides for a bonus to be paid to certain corporate officers and staff based on a combination of the Company’s achieving or surpassing certain targets related to Budgeted EPS and personal performance goals.  The MIBPs refer to the attainment of Budgeted EPS as ‘par performance’, which is approved by the Compensation Committee early in the year, taking into account various factors including, but not limited to, past performance, industry trends and projected levels of achievement.  The maximum amount of compensation that may be paid to any individual under MIBP I in any calendar year may not exceed $2 million.  The total amount of the bonuses paid under the MIBPs is limited to 10% of the consolidated pre-tax earnings of the Company from continuing operations before deduction for such bonuses.  The targets established for the award of bonuses under the MIBPs for certain executive officers with respect to performance during 2005 were previously filed on the Company’s Current Report on Form 8-K dated and filed on March 15, 2005, which is incorporated herein by reference.

The foregoing description of the MIBPs is qualified in its entirety by reference to MIBP I and MIBP II which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

The Long Term Incentive Plan

            The Compensation Committee approved the adoption of the introduction of a long-term incentive vehicle based on improvement in economic profit, as defined in the LTIP (a pre-tax performance measure similar to “economic value added”).  The LTIP provides for performance periods of three years.  Achieving positive economic profit on a cumulative basis for the three years of the performance period is required for any payout to be earned under the LTIP.  The payouts are calculated as a percentage of salary as of the beginning of the applicable performance period and are subject to an overall limit in the form of a pool based on a percentage of cumulative economic profit for the performance period.  With respect to the Executive Chairman, the Vice Chairman and Chief Executive Officer, and certain other corporate executive officers, payouts are based on a percentage of cumulative economic profit for the Company (with certain exclusions).  With respect to the other named executive officers listed in the Company’s proxy statement that participate in the LTIP, payouts are based on a percentage of cumulative economic profit for certain operations.  The LTIP provides for pro-rata payouts in the case of the death, disability, retirement or termination without cause of any of the participants.

Target Percentages under the LTIP for the First Performance Period

For the performance period beginning on January 1, 2005 and ending on December 31, 2007, the Compensation Committee has determined the following percentages for participants in the event that the established economic profit target is met:

            Executive Chairman                              45% of base salary

            Vice Chairman and CEO                      40% of base salary

            All other participants                             30% of base salary

The foregoing description of the LTIP is qualified in its entirety by reference to the LTIP which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Second Amendment to SERP III

            The Second Amendment amends SERP III only with respect to one former executive officer to credit him with an additional two years of benefit service for purposes of calculating his accrued benefit and two years of vesting service toward qualification for unreduced early retirement benefits, in accordance with the terms of his separation agreement.  The separation agreement is described in and filed as an exhibit to the Company’s Current Report on Form 8-K dated and filed on March 9, 2005.

The foregoing description of the Second Amendment to SERP III is qualified in its entirety by reference to the Second Amendment to SERP III which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)        Exhibits.

                                    10.1  Management Incentive Bonus Program for Corporate Executive Officers (As Amended and Restated as of March 31, 2005).

                                    10.2  Management Incentive Bonus Program for Corporate Non-Executive Officers and Corporate Staff (As Amended and Restated Effective March 31, 2005).

                                    10.3  Sequa Corporation Long-Term Incentive Plan.

                                    10.4  Second Amendment to Sequa Corporation Supplemental Executive Retirement Plan III.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By:  /s/ Martin Weinstein

                                                                                 Martin Weinstein

                                                                                 Vice Chairman and Chief Executive Officer

Dated:  April 6, 2005